VIA EDGAR

July 9, 2025

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Separate Account A of Pacific Life & Annuity Company
File No. 811-09203

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent to its contract owners, the semi-annual report dated April 30, 2025, for the underlying management investment company listed in the table below. This filing constitutes the filing of the report as required by Rule 30b2-1(b) under the 1940 Act and are listed below.

Investment Company	1940 Act Registration No.	CIK No.
DFA Investment Dimensions Group Inc.	811-03258	0000355437

Some of the management investment companies listed above may not be available under every contract offered by the separate account.

Sincerely,

/s/ Alison Ryan

Alison Ryan

Assistant Vice President & Managing Associate General Counsel

Pacific Life Insurance Company

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